QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Nevada Chemicals, Inc. (the "Company") on Form 10-K for the year ended December 31, 2007, Kevin Davis hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

        3.     The annual report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        4.     The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 4, 2008 (Date)	/s/ KEVIN DAVIS Kevin Davis Chief Financial Officer (principal financial and accounting officer)

QuickLinks

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002